UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 24, 2013 (May 23, 2013)

WAYNE SAVINGS BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-23433	31-1557791
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)

151 N. Market St., Wooster, Ohio		44691
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(330) 264-5767

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 23, 2013, Wayne Savings Bancshares, Inc. (the “Company”) held its 2013 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, there were present in person or by proxy 2,210,216 shares of the Company’s common stock, representing 75% of the total outstanding shares entitled to vote. At the Annual Meeting, the Company’s stockholders (i) elected each of the two persons listed below under Proposal 1 to serve as director of the Company for a term that will continue until the 2016 annual meeting of stockholders, (ii) approved a non-binding advisory resolution to approve the compensation of named executive officers, (iii) approved a non-binding annual frequency for the advisory vote on the compensation of named executive officers and (iv) ratified the appointment of BKD LLP as the Company’s independent registered public accounting firm for the fiscal period ending December 31, 2013.  Each of the foregoing proposals was set forth and described in the proxy statement of the Company dated April 22, 2013.  The following tables summarize the results of the voting by the Company’s stockholders.

Proposal 1: To elect two (2) directors to serve until the 2016 annual meeting of stockholders.

Nominee	For	Withheld	Broker Non-Votes
Jonathan Ciccotelli	1,607,887	38,369	563,960
Peggy J. Schmitz	1,608,366	37,890	563,960

Proposal 2: Advisory vote on executive compensation.

For	Against	Abstain	Broker Non-Votes
1,494,602	96,667	54,986	563,960

Proposal 3: Advisory vote on the frequency of the advisory vote on executive compensation.

Every Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes
1,331,784	27,485	116,622	170,364	563,960

At its organizational meeting after the annual meeting, the board of directors considered the results of the non-binding advisory vote concerning the frequency of the advisory vote on executive compensation. The board of directors decided at the organizational meeting that the proposal for a non-binding advisory vote to approve the compensation of executive officers will be submitted to stockholders every year.

Proposal 4: To ratify the appointment of BKD LLP as the Company’s independent registered public accounting firm for the fiscal period ending December 31, 2013.

Number of Votes:
For	Against	Broker Non-Votes	Abstain
2,130,779	27,997	0	51,439

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAYNE SAVINGS BANCSHARES, INC.

DATE: May 24, 2013	By:	/s/ H. Stewart Fitz Gibbon III
H. Stewart Fitz Gibbon III
Executive Vice President
Chief Operating Officer
Chief Risk Officer
Secretary and Treasurer